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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2005
                                                           -------------

                           JACKSONVILLE BANCORP, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                     000-49792                33-1002258
-----------------------------  -------------------------  ---------------------
(State or Other Jurisdiction)    (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)


1211 West Morton Avenue, Jacksonville, Illinois                    62650
-----------------------------------------------             ------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (217) 245-4111

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           CURRENT REPORT ON FORM 8-K


ITEM    2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The Company announced its March 31, 2005 financial results by release. The news release is included as an exhibit.


ITEM    9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)     No financial statements of businesses acquired are required.

(b)     No pro forma financial information is required.

(c) Attached as an exhibit is Jacksonville Bancorp, Inc.'s (the "Company") news release announcing its March 31, 2005 earnings.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       JACKSONVILLE BANCORP, INC.


DATE:  April 8, 2005             By:   /s/ Richard A. Foss
                                       -----------------------------------------
                                           Richard A. Foss
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

99.1    News release dated April 8, 2005 announcing March 31, 2005 earnings.